UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2025

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously disclosed in its Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission on November 4, 2024, Gran Tierra Energy Inc., a Delaware corporation (the “Company”), acquired all of the issued and outstanding common shares of i3 Energy Plc (“i3 Energy”) on October 31, 2024 (the “Transaction”). The Company is filing this Current Report on Form 8-K to provide the financial statements of a business acquired by the Company and the pro forma financial information of the Company for the Transaction as required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of i3 Energy as of and for the years ended December 31, 2023 and 2022 and the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated by reference herein.

The unaudited condensed consolidated financial statements of i3 Energy as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023 and the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2024 and the unaudited pro forma condensed consolidated statements of operations of the Company for the nine months ended September 30, 2024 and the year ended December 31, 2023, and the related notes thereto, are filed as Exhibit 99.3 hereto and incorporated by reference herein. The unaudited pro forma financial information gives effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of PKF Littlejohn LLP.
99.1	Audited consolidated financial statements of i3 Energy as of and for the years ended December 31, 2023 and 2022.
99.2	Unaudited condensed consolidated financial statements of i3 Energy as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023.
99.3	Unaudited pro forma financial information of the Company as of and for the nine months ended September 30, 2024 and for the year ended December 31, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2025	GRAN TIERRA ENERGY INC.

/s/ Ryan Ellson
	By:	Ryan Ellson
	Title:	Executive Vice President and Chief Financial Officer